Exhibit 99.1

August 2017 © 2017 Glaukos Corporation.

2 © 2017 Glaukos Corporation. DISCLAIMER All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent®; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance both in the United States and internationally of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident, natural disaster or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for 2016 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

GLAUKOS®

is transforming glaucoma therapy

LARGE MARKET	UNMET NEED	DEMONSTRATED EXECUTION	JUST THE BEGINNING
Growing $5bn global opportunity[1]	Significant drawbacks of current treatments	Broad reimbursement and highly successful launch	Advanced portfolio of micro-scale injectable therapies

[1] *Market Scope estimate for 2016 total global glaucoma market, Sept. 2016*

© 2017 Glaukos Corporation.
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GLAUKOS

Reducing treatment IOP is the only proven for glaucoma 3 intraocular pressure (IOP) 1 OAG 2016 2021 increase from 83mm in 2016 to 2016 2021 Open-Angle Glaucoma All Glaucoma 4 © 2017 Glaukos Corporation. Aging Population Drives Glaucoma Prevalence US GLAUCOMA POPULATION1 (in millions) 5 4 Typically associated with elevated Open-angle glaucoma (OAG) is2 most common type and majority of patients have mild-to-moderate Global glaucoma population to0 94mm in 20211$5 billion market2$7 billion market2 1 Market Scope estimates for glaucoma prevalence; excludes ocular hypertension, Sept. 2016 2 Market Scope estimates for total global glaucoma market, Sept. 2016 5.0 4.5 4.0 3.6

© 2017 Glaukos Corporation. 5 How The Eye’s Drainage System Works Elevated IOP occurs when Secondary outflow pathway is aqueous humor outflow through the suprachoroidal space the trabecular meshwork and into Schlemm’s canal is reduced due to degeneration and obstruction

iStent® vs. Conventional Surgery 5tent Conventional Surgery TRABECUlAR MICRO-BYPASS STENT SYSTEM © 2017 Glaukos Corporation. 6

Our Solution Portfolio:
Transformational Shift to Micro-Scale Injectable Therapy

Precision solutions for complete range of glaucoma disease states & progression

Injectable Flow Platform			Injectable Drug Delivery
iStent® Used in combination with cataract surgery	**iStent Inject®** Injectable 2-stent therapy for combo-cataract and standalone procedures	**iStent Supra®** Designed to access secondary outflow pathway	**iDose™** Targeted injectable drug-delivery implant; sustained drug therapy






RESTORE FLOW → FURTHER ENHANCE FLOW → COMBINATION DRUG & FLOW

iStent Inject, iStent Supra and iDose are not approved by the FDA. iStent Inject and iStent Supra are currently being evaluated in IDE clinical trials; iDose is currently being evaluated in Phase II IND clinical trial.

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2017 Glaukos Corporation.

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AT 36 MONTHS… CONSISTENT COHORT THROUGH 3 YEARS (n=39) 24 Preop Month 12 Month 24 Month 36 86% decision to implant based on eyes followed through 36 mean number of 8 Mean IOP (mm Hg) © 2017 Glaukos Corporation. Compelling Clinical Results: Single iStent + Cataract Surgery Achieves < 15 mm Hg Through 3 Years MEAN IOP 23.4Reduction in Mean IOP Reduction in Mean # of Meds 20 1613.914.314.9 1236% Consecutive series of 62 eyes;In consistent cohort of 39Over same period, patient desire to reduce topical months, mean IOP was topical meds declined meds and intent to offer14.9 mm Hg, a 36%from 1.9 to 0.3, or surgical treatment withreduction86% favorable safety profile Neuhann T, J Cataract Refract Surg 2015

20 16.37 15.17 13.6 16 Preop 1M 6M 12M 18M 24M Group 3: IOP not controlled Group 2: IOP not controlled Group 1: IOP controlled 9 Mean IOP (mm Hg) Mean IOP (mm Hg) © 2017 Glaukos Corporation. Compelling Clinical Results: US Retrospective Studies of Single iStent + Cataract Surgery MEAN IOPMEAN IOP THROUGH 2 YEARSTHROUGH 1 YEAR (n=134) 22Preop 19.332019.119.3Year 1 18 15.6716.4416.2916 1412.712.613.6 12 1210 (n=107)(n=102)(n=82)(n=98)(n=77)(n=107)on ≥ 1 med (n=65)on ≤ 2 meds (n=31)on ≥ 3 meds (n=38) A consistent cohort of 107 open-Study represents the largest Study of 3 patient groups showed Majority of subjects were Hispanic, angle glaucoma eyes followed sample size published to date7-34% decrease in mean a population segment with higher-through 2 years achieved mean IOP regarding iStent in medicated IOP; groups 1, 2, and 3than-average incidence and reduction of 22%, and 56%combination with cataract reduced mean meds by 75%, 64%prevalence of open-angle reduction in mean medications to surgery and 44%, respectively; favorable glaucoma 0.6 meds safety profile across all groups Ferguson J Berdahl J, Clinical Ophthalmology 2016Gallardo M, Clinical Ophthalmology 2016

Compelling Clinical Results:

International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Mean IOP at 18 Months without Glaucoma Medications



26
22
18
14
10
mm Hg
15.9
14.1
12.2
Mean preop medicated IOP
Mean preop IOP after washout
Month 18 mean IOP without medication
1 Stent
2 Stent
3 Stent

Katz LJ et al Clinical Ophthalmology 2015

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2017 Glaukos Corporation.

GLAUKOS

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21 Prospective clinical trials currently underway Articles published in journals 11 © 2017 Glaukos Corporation. Clinical Research Program Statistics 65 peer-reviewed

$45 $41.3 least 40% year-over-year growth +45% growth in international sales $25 Reflects continued strong unit 12 © 2017 Glaukos Corporation. Q2 2017 Financial & Operational Performance: Growth Reflects iStent Adoption Trends TOTAL NET SALES (in millions) 16th consecutive quarter of at $40in net sales $35 $30Includes 87% year-over-year YoY $20 $15volume growth worldwide, higher $10ASPs and international $5expansion $0 Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2 201320132013201320142014201420142015201520152015201620162016201620172017 $28.6

Current & Future Potential MIGS Market Participants

ALCON CYPASS

6.35mm suprachoroidal device for implantation into supraciliary space using guidewire delivery (actual)

IVANTIS HYDRUS

8mm nitinol scaffolding device implanted into Schlemm's canal (image)

ALLERGAN XEN (FOR REFRACTORY GLAUCOMA)

5mm soft collagen shunt for implantation into subconjunctival space (actual)


GLAUKOS
iStent Inject
iStent
iStent Supra
XEN
CyPass
Hydrus
LIB

© 2017 Glaukos Corporation.

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GLAUKOS

(IN MILLIONS) Strong net sales growth, driven Ability to leverage efficient 70.0% 65.0% development, iStent adoption and 14 © 2017 Glaukos Corporation. Financial Summary NET SALESGROSS MARGIN 85.0% primarily by increases in trained 80.0%doctors and ASPs 75.0% manufacturing and cost structure Continued investments in pipeline global expansion 60.0% 20132014201520162017Q2 2016Q2 2017 87% 85% $114.4 $77.2 (1H 17) $71.7 $51.6 (1H 16) $45.6 $20.9

15 © 2017 Glaukos Corporation. Growth Strategies: Establishing MIGS as OAG Standard of Care 01020304 Increase US iStent Secure FDA approvals Develop, secure Extend global reach of adoption with seasoned with expanded regulatory approval for MIGS-based platform sales force, broad indications for iStent and commercialize through targeted reimbursement coverage pipeline products iDose drug-delivery international expansion and compelling clinical pipeline results

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